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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):      July 25, 1997
                                                 -------------------------------


                            CHAPARRAL STEEL COMPANY
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             (Exact Name of Registrant as Specified in its Charter)




    Delaware                        1-9944                     75-1424624
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(State or Other Jurisdiction      (Commission                 (IRS Employer
of Incorporation)                 File Number)            Identification Number)



            300 Ward Road, Midlothian, Texas                      76065
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         (Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:    (972) 775-8241
                                                   -----------------------------


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        (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.          OTHER EVENTS.

         On July 25, 1997 the Registrant received a revised offer from Texas Industries, Inc. ("TXI") to merge with Registrant whereby the holders of the public stock of Registrant would receive $15.50 cash for each share of public stock outstanding. The Board of Directors of Registrant has referred the revised offer to the Board-appointed Special Committee for consideration. Upon consummation of the merger, the Registrant would become a wholly-owned subsidiary of TXI.


ITEM 7.  EXHIBITS.


         Exhibit 5.1 Texas Industries, Inc. Letter to Board of Directors of Chaparral Steel Company dated July 25, 1997 Presenting Revised Cash Merger Offer to Chaparral Steel Company.

         Exhibit 5.2 "Chaparral Steel Board of Directors Received Revised Offer to Merge" Press Release (Midlothian, Texas - July 25, 1997)



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHAPARRAL STEEL COMPANY



Date:     July 29, 1997                 By:    /s/ ROBERT C. MOORE
       ---------------------------         --------------------------------
                                               Robert C. Moore
                                               Vice President & Secretary
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                              INDEX TO EXHIBITS



    Exhibit
    Number                  Description
    ---------               --------------------------------------------------
      5.1                   Texas Industries, Inc. Letter to Board of Directors
                            of Chaparral Steel Company dated July 25, 1997
                            Presenting Revised Cash Merger Offer to Chaparral
                            Steel Company.

      5.2                   "Chaparral Steel Board of Directors Received
                            Revised Offer to Merge"   Press Release
                            (Midlothian, Texas - July 25, 1997)
